SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2003

                              GlobalNet Corporation
             (Exact name of registrant as specified in its charter)

                           Nevada 0 - 24962 75-2863583
         ---------------------------------------------------------------
            (State or other jurisdiction (Commission (I.R.S. Employer
               of incorporation) File Number) Identification No.)

                        2204 Timberloch Place, Suite 140
                           The Woodlands, Texas 77380
                 ----------------------------------------------
              (Address of principal executive offices and zip code)

                                  281-419-2416
                                ----------------
              (Registrant's telephone number, including area code)

                              iDial Networks, Inc.
                           --------------------------
          (Former name or former address, if changed since last report)

Item. 5. Other Events.

On December 19, 2003, the registrant changed its name from iDial Networks, Inc. to GlobalNet Corporation. The change was effected pursuant to Section 92A.180 of the Revised Statutes Annotated of the State of Nevada by the merger of a wholly owned subsidiary into the registrant. The registrant was the surviving corporation and, pursuant to the merger, its name was changed to GlobalNet Corporation. The registrant's common stock now trades on the Over-The-Counter Bulletin Board under the symbol "GLBT" and has been assigned CUSIP number 379399 10 8.

Item 7. Exhibits.

  Exhibit                   Description
  -------                  --------------

     3.1 Articles of Merger merging a wholly owned subsidiary into iDial Networks, Inc. pursuant to Section 92A.180 of the Revised Statutes Annotated of the State of Nevada.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   GLOBALNET CORPORATION


                                                  By: /s/ Thomas Seifert
                                                  -----------------------
                                                  Name:  Thomas Seifert
                                                  Title: Chief Financial Officer

Date: December 23, 2003